UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                      November 10, 2004 (November 10, 2004)
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                Date of Report (Date of earliest event reported)

                                  Revlon, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

        Delaware               1-11178               13-3662955
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      (State or Other     (Commission File No.)    (I.R.S. Employer
      Jurisdiction of                              Identification
      Incorporation)                               No.)

       237 Park Avenue
       New York, New York                              10017
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      (Address of Principal                          (Zip Code)
      Executive Offices)

                                 (212) 527-4000
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              (Registrant's telephone number, including area code)

                                      None
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operation and Financial Condition.

     On November 10, 2004, Revlon, Inc. issued a press release announcing its earnings for the fiscal quarter ended September 30, 2004. The press release is attached hereto as Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99.1 Press Release, dated November 10, 2004.

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

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    REVLON, INC.


                                    By: /s/ Robert K. Kretzman
                                    ---------------------------
                                    Robert K. Kretzman
                                    Executive Vice President, General Counsel
                                    and Chief Legal Officer


Date: November 10, 2004

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                                  EXHIBIT INDEX

        Exhibit No.                 Description
        -----------                 -----------

        99.1                        Press Release, dated November 10, 2004.


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